Exhibit 10.14


                             MEDTOX SCIENTIFIC, INC.
                              AMENDED AND RESTATED
                     QUALIFIED EMPLOYEE STOCK PURCHASE PLAN

                  WHEREAS, MEDTOX Scientific, Inc., a Delaware corporation (the "Company"), adopted the Environmental Diagnostics, Inc. Qualified Employee Stock Purchase Plan (the "Plan") to offer its employees the right to purchase its Common Stock, $0.15 par value per share ("Stock"), on March 13, 1986;

                  WHEREAS, the Plan was approved by the Company's shareholders on September 11, 1986;

                  WHEREAS, pursuant to Section 14 of the Plan, the Board of Directors of the Company may amend or modify the Plan at any time, subject to any required shareholder approval;

                  WHEREAS, the Company desires to amend and restate the Plan and to increase the number of shares authorized under the Plan, subject to and effective upon shareholder approval;

                  NOW, THEREFORE, pursuant to premises and covenants herein contained, the Company does hereby amend and restate the Plan subject to and effective upon shareholder approval which shall read as follows:

SECTION 1.        EMPLOYEES ENTITLED TO PARTICIPATE.
                  ---------------------------------

                  An individual is eligible to participate in the Plan if (a) he is regularly scheduled to work for more than twenty hours per week and five months per calendar year; (b) he is employed by the Company or any other corporation in which the Company owns or acquires, directly or indirectly, at least 50% of the total combined voting power of all classes of stock, if such corporation has been designed as a participating corporation by the Administration Committee; and (c) he agrees to pay the subscription price by payroll deduction. In accordance with the requirements of Section 423 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), all employees granted subscriptions under the Plan shall have the same rights and privileges hereunder, subject to the provisions of federal and state securities laws that may effect transactions made pursuant to the Plan by certain employees who may be deemed to be insiders of the Company.

                  It is intended that the Plan allow for broad-based employee participation and not discriminate in favor of highly compensated employees. Accordingly, the Plan shall be administered in compliance with Section 410(b) of the Internal Revenue Code with regard to the broad-based participation requirement and Section 401(a)(4) of the Internal Revenue Code with regard to the nondiscrimination requirement. Accordingly, the Plan shall be interpreted in accordance with such provisions as now written or as hereafter amended.

SECTION 2.        SUBSCRIPTION PRICE.
                  ------------------

                  The subscription price hereunder shall be the lesser of (a) 85% of the fair market value of the Stock on the day the executed subscription form is received by the Company, or (b) 85% of the fair market value of the Stock on the day the right to purchase is exercised, as provided in Section 7(A) below. For purposes of this Plan, the "fair market value" of the Stock shall be determined as set forth below.

                  If the Stock is traded on a national securities exchange, then the "fair market value" on a date shall be the closing price of the Stock on such exchange based on the sale of a minimum of 100 shares of Stock; if less than 100 shares are traded on such date, then the fair market value shall be the average of the high bid and low asked prices on such date; or if no prices are quoted on such date, then the fair market value shall be the closing price of the Stock on such exchange based on the sale of a minimum of 100 shares of Stock on the last prior date on which at least 100 shares were sold.

                  If the Stock is not traded on a national securities exchange, but is quoted in the over-the-counter market as reported on the National Association of Securities Dealers Automated Quotation ("NASDAQ") System on a date, then the "fair market value" of the shares on such date shall be the last sale price reported by the NASDAQ System or the NASDAQ National Market System, as applicable, based on the sale of a minimum of 100 shares of Stock; if less than 100 shares are traded on such date, then the fair market value shall be the average of the high bid and low asked prices on such date as reported by NASDAQ System or the NASDAQ National Market System, as applicable; or if no prices are quoted on such date, then the fair market value shall be the last sale price of the Stock as reported by NASDAQ based on the sale of a minimum of 100 shares of Stock on the last prior date on which at least 100 shares were sold.

                  If the Stock is not traded on a national securities exchange or reported by NASDAQ, if any broker-dealer makes a market for the Stock, then the "fair market value" of the shares on a date shall be the average of the highest and lowest quoted selling prices of the Stock on that date, said average to be based on the sale of a minimum of 100 shares of Stock; if less than 100 shares are traded on such date, then the fair market value of the shares on such date shall be the average of the high bid and low asked prices on such date in such market; or if no prices are quoted on such date, then the fair market value of the shares on such date shall be the average of the highest and lowest quoted selling prices of the Stock based on the sale of a minimum of 100 shares of Stock on the last prior date on which at least 100 shares were sold.

         If the Stock is not traded in any established market and no broker-dealer makes a market in the Stock, then the "fair market value" shall be the fair value thereof as determined in good faith by the Administration Committee pursuant to any appropriate method selected by the Committee.

SECTION 3.        NUMBER OF SHARES AUTHORIZED.
                  ---------------------------

                  The total number of shares of Stock authorized to be issued hereunder is 150,000 shares, which shall be newly issued shares. Additional shares may be authorized to be issued hereunder from time to time by the Board of Directors of the Company, provided that the stockholders of the Company approve such increase within twelve (12) months before or after such action by the Board of Directors.

SECTION 4.        SUBSCRIPTIONS.
                  -------------

                  A.       How to Subscribe.
                           ----------------

                  Any eligible employee may subscribe hereunder by executing and mailing or delivering to the Secretary of the Company or any representative designated by him a subscription form approved by the Administration Committee. The receipt of such subscription form by the Company shall constitute the grant to the employee (and the acceptance by him) of a right to purchase the number of shares indicated on the form at the subscription price and subject to the terms and conditions contained herein, except that no such right shall be deemed to have been granted (i) during any period in which the offering of Stock under this Plan does not comply with the requirements of the Securities Act of 1933, as amended, or any applicable state securities law, or (ii) if subscriptions have been issued for the total number of shares authorized to be issued or transferred hereunder.

                  B.       Number of Shares for Which Employee May Subscribe.
                           -------------------------------------------------

                  The maximum number of shares which an eligible employee may subscribe for under the Plan shall be subject to such limitations from time to time established by the Administration Committee. The maximum number shall apply equally to all eligible participants. An employee may subscribe for less than the maximum number of shares and may successively subscribe for additional shares until he has subscribed for the maximum number of shares permitted; provided, however, that the receipt of each new subscription by the Company shall be considered to be a separate grant of a right to purchase the number of shares indicated on the subscription form for all purposes hereunder and shall be subject to the waiting periods provided below.

                  C.       Waiting Period.
                           --------------

                  An employee who has subscribed for less than the maximum number of shares may not subscribe for additional shares unless (i) at least six
(6) months have elapsed since the date of receipt of his last prior subscription form, (ii) such employee has withdrawn a prior subscription and at least three
(3) months have elapsed since the date of his last withdrawal, or (iii) all prior subscriptions by the employee to acquire shares under the Plan have been paid in full.



                  D.       Limitations on Subscriptions.
                           ----------------------------

                  Notwithstanding any provision herein, an employee shall not be entitled to subscribe hereunder if, immediately after receipt of the subscription form by the Company, such employee owns stock possessing 5% or more of the total combined voting power or value of all classes of stock of his employer corporation or its parent or any subsidiary corporation. For purposes of the preceding sentence, the rules of Section 424(d) of the Internal Revenue Code shall apply in determining the stock ownership of an employee, and stock which the employee may purchase under outstanding subscriptions hereunder or under any other stock option plan shall be treated as stock owned by the employee. Notwithstanding any provision herein, if the rights of an employee to purchase stock under all stock purchase plans (to which Section 423 of the Internal Revenue Code is applicable) of his employer corporation and its parent and subsidiary corporations accrue (within the meaning of and subject to the rules contained in Section 423(b)(8) of the Internal Revenue Code) at a rate which exceeds $25,000 of fair market value of such stock (determined at the time the subscription form is received by the Company) for any calendar year in which such subscription is outstanding at any time, such employee's subscription shall be reduced, in the manner prescribed by the Administration Committee, so that the employee's rights do not accrue at a rate which exceeds $25,000 of fair market value of such stock for such calendar year as described above.

SECTION 5.        PAYMENT OF SUBSCRIPTION PRICE.
                  -----------------------------

                  A.       Payroll Deductions.
                           ------------------

                  Payment of the subscription price under the Plan shall be made by payroll deductions pursuant to such procedures and limitations as established from time to time by the Administration Committee. Beginning on the date specified in the subscription form, or as soon as practicable for the Company thereafter, but in no event later than two months after the date specified, deductions for payment of the subscription prices shall be made from each regular payroll check for a participating employee until all of his subscriptions have been paid or withdrawn, but in no event may the payment period be structured so that the date of exercise of the purchase rights as provided in Section 7(A) hereof exceeds twenty-seven (27) months from the date of grant of such purchase rights. If local law prohibits payroll deductions for such purpose, any alternative method approved by the Administration Committee may be substituted. All payments shall be forwarded monthly to the Treasurer of the Company.

                  B.       Prepayment of Subscription Price.
                           --------------------------------

                  No prepayment of subscription prices may be made except as provided in Sections 9 and 14 below.



SECTION 6.        SUBSCRIPTION ACCOUNTS.
                  ---------------------

                  A subscription account shall be created for each participating employee and all amounts withheld from his compensation shall be credited to such account. Amounts credited to such accounts shall be available for the general use of the Company. The Company will provide a statement at least once each year of the remaining balance in each participating employee's account.

SECTION 7.        ISSUANCE OF STOCK.
                  -----------------

                  A.       Completion of Payment for 100 Share Unit.
                           ----------------------------------------

                  When the subscription account of any employee contains an amount equal to at least 100 shares or any lesser number of shares under subscription (on a first in first out basis) multiplied by 85% of fair market value of the Stock on the day the executed subscription form is received by the Company, the employee shall be deemed to have exercised the right to purchase 100 or such lesser number of shares. Thereafter the employee's account shall be debited for the subscription price (as defined in Section 2) of such shares, and the Company shall issue or cause to be transferred to the employee a certificate for such shares within a reasonable time. If the fair market value on the day of exercise is below that on the day the executed subscription was received by the Company, the employee's subscription account shall be charged for only an amount equal to 85% of the fair market value on such exercise date of the shares then acquired and the balance in the account shall be held to pay for additional shares under subscription, if any, or returned if no additional shares are then under subscription. The number of shares purchased shall in every case be determined solely by reference to the fair market value on the date the executed subscription form is received by the Company, and may not be increased by reason of any subsequent decline in fair market value.

                  B.       Rights as Stockholders.
                           ----------------------

                  Nothing in this Plan shall confer upon any participating employee any rights as a stockholder except the right to be issued a stock certificate for fully-paid shares of Stock as provided herein, and until such issuance, the participating employee shall not be deemed the owner of any such shares for any purpose.

                  C.       Extension of Time for Delivery.
                           ------------------------------

                  The time of issuance and delivery of shares may be postponed for such period as may be required to comply with registration requirements under the Securities Act of 1933, as amended, listing requirements of any stock exchange upon which Stock may be listed, if any, and the requirements under any other law or regulation applicable to the issuance or transfer of such shares.

SECTION 8.        WITHDRAWAL OF SUBSCRIPTIONS.
                  ---------------------------

                  Any employee may withdraw any subscription upon filing a notice thereof with the person designated by and on the form approved by the Administration Committee. Said subscription shall thereupon be canceled as to all shares with respect to which the right to purchase has not been exercised as provided in Section 7(A) above. If the employee withdraws all his subscriptions hereunder, he will be entitled to receive the balance of his account within thirty (30) days after the receipt of such notice. If an employee withdraws a subscription, he shall not be entitled to subscribe for additional shares for three (3) months after the last such withdrawal.

SECTION 9.        TERMINATION OF EMPLOYMENT.
                  -------------------------

                  A.       Death, Permanent Disability and Retirement.
                           ------------------------------------------

                  If a participating employee's services are terminated before his subscription is fully paid, because of death, permanent disability or retirement at age 55 or thereafter, the employee (or, in the case of death, his estate) may, at his option, within three (3) months thereafter in the case of such permanent disability or retirement or within twelve months thereafter in the case of death, prepay his subscription in whole or in part, or receive the balance of his subscription account in satisfaction of all rights under the Plan.

                  B.       Other Termination of Service.
                           ----------------------------

                  If a participating employee's services are terminated before his subscription is fully paid, for any reason other than death, permanent disability or retirement at age 55 or thereafter, the employee will be entitled to receive only the balance of his subscription account. Such payment shall constitute satisfaction of all his rights under this Plan, and all remaining subscriptions hereunder shall be deemed withdrawn.

                  C.       Temporary Absence.
                           -----------------

                  Any employee whose name is taken off the regular payroll by reason of leave of absence, temporary layoff, or through temporary disability, may at his option (i) withdraw his subscriptions hereunder and receive the amount to which he would be entitled if his services were terminated for any reason as provided in subparagraph (B) hereof, or (ii) make regular periodic payments to the Treasurer of the Company in an amount equal to the sum which would have been withheld had he continued on the regular payroll.

SECTION 10.       RIGHTS NOT TRANSFERABLE.
                  -----------------------

                  Neither the right of an employee to purchase shares hereunder, nor his account balance, shall be transferable by the employee (by way of assignment, pledge, or otherwise) except by will or the laws of descent and distribution, and neither such right nor such balance shall be liable for or subject to the debts or liabilities of such employee. If any action is taken by the employee to so transfer such right or balance, such action shall be deemed to constitute a withdrawal of the subscription involved.

SECTION 11.       ADMINISTRATION COMMITTEE.
                  ------------------------

                  This Plan shall be administered by an Administration Committee consisting of two or more non-employee directors of the Company, who shall be appointed by its Board of Directors. The Committee, or a majority thereof, shall have the authority to interpret this Plan, to prescribe rules and regulations thereunder, and to make all other determinations necessary or advisable for the Plan's administration. The members of the Committee shall serve until their successors have been appointed by the Board of Directors.

SECTION 12.       ADJUSTMENTS.
                  -----------

                  In the event of a dividend payable in Common Stock of the Company or a subdivision or combination of the Common Stock of the Company, the number of shares offered under this Plan, and the number of shares offered by options outstanding under the Plan, shall be increased or decreased proportionately, as the case may be, without change in the aggregate subscription price for such shares. In case the Company is reorganized or merged or consolidated with another corporation, appropriate provisions shall be made for the protection and continuation of any outstanding subscriptions under the Plan by the substitution on an equitable basis determined by the Board of Directors of appropriate stock or other securities of the reorganized, merged or consolidated corporation which will be issuable in respect of the Stock.

SECTION 13.       TAX ON ADDITIONAL COMPENSATION.
                  ------------------------------

                  In the event that the issuance or disposition of any Stock subscribed hereunder results in additional compensation to an employee under federal, state or foreign laws which require that the tax thereon be withheld, the Company and its subsidiaries will deduct from the employee's compensation the amount required for such withholding. Until such tax is withheld or otherwise paid by the employee to the Company, Stock paid for but unissued or undelivered hereunder will be held by the Company in issued form as security for the amount required to be withheld.

SECTION 14.       TERM OF PLAN.
                  ------------

                  This amended and restated Plan is subject to and shall become effective upon approval by the stockholders of the Company. The Board of Directors may terminate the Plan at any time, and may amend the Plan from time to time, subject to any approval of the stockholders of the Company that may be required in order that the Plan shall continue to qualify under Section 423 of the Internal Revenue Code. Upon termination of the Plan, participating employees shall, in the discretion of the Board of Directors, either be permitted to complete unpaid subscriptions in a manner determined by the Administration Committee or shall be entitled to receive the balance in their subscription account in satisfaction of all rights under the Plan.

SECTION 15.       INTERPRETATION OF THE PLAN.
                  --------------------------

                  It is intended that this Plan shall meet and comply with all the requirements of Section 423 of the Internal Revenue Code, and related Sections. The Plan and the terms used herein shall be interpreted by the Administration Committee in such manner as to carry out such intention, and in particular, the grant of a right to purchase shares hereunder shall be deemed to constitute the grant of an option under Section 423 of the Internal Revenue Code, and the exercise of the right to purchase hereunder shall be deemed to constitute the exercise of an option under such Section.

         IN WITNESS WHEREOF, the Company has caused these instruments to be executed by its duly authorized officers and its corporate seal to be hereunto affixed, all as of the day and year first above written.
                                                     MEDTOX SCIENTIFIC, INC.
ATTEST:

___________________________                 By:________________________________
Secretary                                        President

(Corporate Seal)